UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to CommonWealth REIT.

Item 1.01.  Entry into a Material Definitive Agreement.

On September 20, 2013, we and Reit Management & Research LLC (“RMR”) agreed to amend our business management agreement to restructure the base business management and incentive fees paid to RMR under the agreement beginning on January 1, 2014 as described in the summary attached hereto as Exhibit 10.1 and incorporated herein by reference.  Our Compensation Committee has directed that a definitive revised business management agreement giving effect to this restructuring be provided to it for final approval in connection with the Committee’s consideration later this year of the renewal of RMR’s engagement as our manager. A copy of our press release dated September 23, 2013 announcing this agreement to restructure these fees is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2013, our Board of Trustees approved an amendment to our Amended and Restated Bylaws (as amended, our “Bylaws”) to require that shareholder nominations and shareholder proposals of other business for consideration at our 2014 annual meeting of shareholders must be submitted to our secretary in accordance with the requirements of our Bylaws not later than 5:00 p.m. Eastern Time on January 10, 2014 and not earlier than December 11, 2013.  If, however, our 2014 annual meeting is called for a date that is more than 30 days earlier or later than May 14, 2014, then a shareholder’s notice of such a proposal must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (1) notice of the date of our 2014 annual meeting is mailed or otherwise made available or (2) public announcement of the date of our 2014 annual meeting is first made by us.  Prior to this amendment, our Bylaws required that such nominations and proposals be submitted to our secretary not later than 5:00 p.m. Eastern Time on October 28, 2013 and not earlier than September 28, 2013. The foregoing description of the amendment to our Bylaws is not complete and is subject to and qualified in its entirety by reference to the amendment to our Bylaws, a copy of which is attached as Exhibit 3.1, and which amendment is incorporated herein by reference.

Item 8.01.  Other Events.

On September 23, 2013, we also announced our intention to implement certain governance changes and the dismissal with prejudice of the derivative claim in the pending arbitration proceeding with Corvex Management LP and Related Fund Management, LLC, each as further described in the attached press release. Copies of the press release and order dismissing the derivative claim are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

3.1                               Amendment to Amended and Restated Bylaws dated September 20, 2013

10.1                        Overview of Restructuring of Business Management Agreement with Reit Management & Research LLC dated September 20, 2013

99.1                        Press Release dated September 23, 2013

99.2                        Order Dismissing Derivative Claim With Prejudice dated September 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  September 26, 2013